UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 6, 2007
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31817	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY	11050-3765
(Address of principal executive offices)	(Zip Code)
(516) 767-6492
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information:
On December 6, 2007, Cedar Shopping Centers, Inc. (the “Company”) closed a joint venture agreement (as reported on a Form 8-K filed on December 12, 2007), pursuant to which the Company contributed nine supermarket-anchored shopping centers owned by it to joint venture entities owned 20% by the Company and 80% by its joint venture partner. Attached to this report are the following pro forma financial statements which give effect to that transaction:
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)
Pro Forma Condensed Consolidated Statements of Income (unaudited):
For the year ended December 31, 2006
For the nine months ended September 30, 2007
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)
        .

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)
     The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had contributed nine supermarket-anchored shopping centers owned by it to joint venture entities owned 20% by the Company and 80% by its joint venture partner, as if this transaction had been completed as of September 30, 2007. This financial statement should be read in conjunction with the accompanying unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2006 and on Form 10-Q for the nine months ended September 30, 2007. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company contributed the nine shopping centers to the joint venture entites as of September 30, 2007, nor does it purport to represent the future consolidated financial position of the Company.

	As of September 30, 2007
	Cedar Shopping	Completed
	Centers, Inc.	Transactions	Pro-forma
	Historical (a)	(b)	Adjustments		Pro forma

Assets
Real estate
Land	$296,372,000	$2,404,000	$—		$298,776,000
Buildings and improvements	1,194,368,000	9,617,000	—		1,203,985,000

	1,490,740,000	12,021,000	—		1,502,761,000
Less accumulated depreciation	(91,781,000)	—	—		(91,781,000)

Real estate, net	1,398,959,000	12,021,000	—		1,410,980,000
Property and related assets held for sale	11,805,000				11,805,000
Investment in unconsolidated joint venture	3,718,000	—	—		3,718,000

Cash and cash equivalents	21,148,000	—	(1,337,000)	(c)	19,811,000
Cash at joint ventures and restricted cash	12,806,000	—	1,337,000	(c)	14,143,000
Rents and other receivables, net	5,086,000	—	—		5,086,000
Straight-line rents receivable	10,492,000	—	—		10,492,000
Other assets	10,749,000	(160,000)	—		10,589,000
Deferred charges, net	27,874,000	—	(528,000)	(c)	27,346,000

Total assets	$1,502,637,000	$11,861,000	$(528,000)		$1,513,970,000

Liabilities and shareholders’ equity
Mortgage loans payable	$637,045,000	$8,069,000	$—		$645,114,000
Secured revolving credit facility	186,890,000	3,792,000	(53,224,000)	(c)	137,458,000
Accounts payable, accrued expenses, and other	22,755,000	—	—		22,755,000
Unamortized intangible lease liabilities	56,052,000	—	—		56,052,000

Total liabilities	902,742,000	11,861,000	(53,224,000)		861,379,000

Minority interests in consolidated joint ventures	10,321,000	—	52,696,000	(c)	63,017,000
Limited partners’ interest in consolidated Operating Partnership	25,352,000	—	—		25,352,000
Shareholders’ equity	564,222,000	—	—		564,222,000

Total liabilities and shareholders’ equity	$1,502,637,000	$11,861,000	$(528,000)		$1,513,970,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2006
For the nine months ended September 30, 2007
(Unaudited)
     The following unaudited pro forma condensed consolidated statements of income are presented as if the Company (1) had contributed nine supermarket-anchored shopping centers owned by it to joint venture entities owned 20% by the Company and 80% by its joint venture partner, and (2) had acquired or sold the other properties it purchased or disposed of throughout 2006 and through September 30, 2007, as if all these transactions had been completed as of January 1, 2006. These financial statements should be read in conjunction with the accompanying unaudited pro forma condensed consolidated balance sheet, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2006 and on Form 10-Q for the nine months ended September 30, 2007. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company (1) contributed the nine shopping centers to the joint venture entities, and (2) acquired or sold the other properties it purchased or disposed of throughout 2006 and through September 30, 2007, all as of January 1, 2006, nor does it purport to represent the consolidated results of operations of the Company for future periods.

	For the year ended December 31, 2006
	Cedar Shopping	Completed
	Centers, Inc.	transactions	Pro forma
	Historical (a)	(b) (c)	adjustments		Pro forma

Revenues	$125,020,000	$30,190,000	$—		$155,210,000

Expenses:
Operating, maintenance and management	22,259,000	4,908,000	—		27,167,000
Real estate and other property-related taxes	12,558,000	3,562,000	—		16,120,000
General and administrative	6,086,000	—	—		6,086,000
Depreciation and amortization	34,572,000	6,400,000	—		40,972,000

Total expenses	75,475,000	14,870,000	—		90,345,000

Operating income	49,545,000	15,320,000	—		64,865,000

Non-operating income and expenses:
Interest expense	(32,777,000)	(19,434,000)	3,389,000	(d)	(48,822,000)
Amortization of deferred financing costs	(1,448,000)	(55,000)	—		(1,503,000)
Equity in income of unconsolidated joint venture	70,000	514,000	—		584,000
Gain on sale of interest in unconsolidated joint venture	141,000	(141,000)	—		—
Interest income	641,000	—	—		641,000

Total non-operating income and expenses	(33,373,000)	(19,116,000)	3,389,000		(49,100,000)
Income before the minority and limited partners’ interests and discounted operations	16,172,000	(3,796,000)	3,389,000		15,765,000
Minority interests in consolidated joint ventures	(1,202,000)	42,000	(2,994,000)	(e)	(4,154,000)
Limited partners’ interest in Operating Partnership	(355,000)	39,000	(20,000)	(f)	(336,000)

Income from continuing operations	14,615,000	(3,715,000)	375,000		11,275,000
Discontinued operations, net of limited partners’ interest	720,000	—	—		720,000

Net income	15,335,000	(3,715,000)	375,000		11,995,000
Preferred distribution requirements	(7,877,000)	—	—		(7,877,000)

Net income applicable to common shareholders	$7,458,000	$(3,715,000)	$375,000		$4,118,000

Per common share:
Basic	$0.23				$0.13

Diluted	$0.23				$0.12

Weigted average number of common shares outstanding:
Basic	32,926,000				32,926,000

Dilited	33,055,000				33,055,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2006
For the nine months ended September 30, 2007
(Unaudited)
(Continued)

	For the nine months ended September 30, 2007
	Cedar Shopping	Completed
	Centers, Inc.	transactions	Pro forma
	Historical (a)	(b) (c)	adjustments		Pro forma

Revenues	$109,876,000	$10,777,000	$—		$120,653,000

Expenses:
Operating, maintenance and management	18,317,000	1,738,000	—		20,055,000
Real estate and other property-related taxes	10,928,000	1,635,000	—		12,563,000
General and administrative	7,065,000	—	—		7,065,000
Depreciation and amortization	29,696,000	2,229,000	—		31,925,000

Total expenses	66,006,000	5,602,000	—		71,608,000

Operating income	43,870,000	5,175,000	—		49,045,000

Non-operating income and expenses:
Interest expense	(26,371,000)	(7,168,000)	2,580,000	(d)	(30,959,000)
Amortization of deferred financing costs	(1,152,000)	—	—		(1,152,000)
Equity in income of unconsolidated joint venture	463,000	—	—		463,000
Interest income	580,000	—	—		580,000

Total non-operating income and expenses	(26,480,000)	(7,168,000)	2,580,000		(31,068,000)

Income before minority and limited partners’ interests and discounted operations	17,390,000	(1,993,000)	2,580,000		17,977,000
Minority interests in consolidated joint ventures	(1,028,000)	—	(1,329,000)	(e)	(2,357,000)
Limited partners’ interest in Operating Partnership	(450,000)	17,000	(54,000)	(f)	(487,000)

Income from continuing operations	15,912,000	(1,976,000)	1,197,000		15,133,000
Discountinued operations, net of limited partners interest	496,000	—	—		496,000

Net income	16,408,000	(1,976,000)	1,197,000		15,629,000
Preferred distribution requirements	(5,907,000)	—	—		(5,907,000)

Net income applicable to common shareholders	$10,501,000	$(1,976,000)	$1,197,000		$9,722,000

Per common share:
Basic	$0.24				$0.22

Diluted	$0.24				$0.22

Weigted average number of common shares outstanding:
Basic	44,179,000				44,179,000

Dilited	44,183,000				44,183,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007
(a)	Reflects the Company’s historical balance sheet as of September 30, 2007 (unaudited), as previously filed.
(b)	Reflects the acquisition of the Kings Plaza, completed on October 5, 2007, reflected as of September 30, 2007 as previously filed. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is in the process of analyzing the fair value of the in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change.
(c)	Reflects the contribution of the nine supermarket-anchored shopping centers owned by the Company to joint venture entities owned 20% by the Company and 80% by its joint venture partners. The approximate $53.2 million in net proceeds received in connection with the transaction was used by the Company to reduce the outstanding balance under its secured revolving credit facility. The transactions contemplated by the joint venture do not qualify as a sale for financial reporting purposes; accordingly, the Company will continue to consolidate the properties.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006
(a)	Reflects the Company’s historical operations for the year ended December 31, 2006, as previously filed.
(b)	Reflects (1) the acquisitions of Shore Mall (January 2006), Gold Star Plaza (June 2006), Stonehedge Square (July 2006), Oakhurst Plaza (July 2006), Shaw’s Plaza (July 2006), Trexlertown Plaza (July 2006), Annie Land Plaza (August 2006), Hannaford Plaza (September 2006), Long Reach Plaza (September 2006), Gahanna Discount Drug Mart Plaza (October 2006), FirstMerit Bank at Cuyahoga Falls (November 2006), Oak Ridge Shopping Center (November 2006), Elmhurst Plaza (December 2006), Fairview Commons (January 2007), Oakland Commons (January 2007), Aston Shopping Center (April 2007), Bloomsburg Shopping Center (April 2007, now called Scott Town Center), McConnellsburg Shopping Center (April 2007, now called Ayr Town Center), Wyomissing Shopping Center (April 2007, now called Spring Meadow Shopping Center), Parkway Plaza (April 2007), Grove City Discount Drug Mart Plaza (June 2007), Circle Plaza (July 2007), Hilliard Discount Drug Mart Plaza (September 2007), Yorktowne Plaza (September 2007), Groton Center (September 2007), West Bridgewater (September 2007), Carman’s Plaza (September 2007) and Kings Plaza (October 2007, as of September 2007), (2) the sale of the Company’s 20% interest in the unconsolidated joint venture partnership which had owned the Red Lion shopping center (May 2006), (3) the acquisition of the remaining 50% interest in an LA Fitness facility (May 2006), and (4) the acquisition of a 49% interest in an unconsolidated joint venture (November 2006).

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2006 (continued)
(c)	The Company accounts for real estate acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the in-place leases applicable to properties acquired in the latter half of September 2007. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change; in addition, no adjustment has been reflected for the amortization of acquired lease intangibles.
(d)	Reflects the interest savings on the net proceeds received in connection with the joint venture transactions, used by the Company to reduce the outstanding balance under its secured revolving credit facility (a weighted average interest rate of 6.37% for the year ended December 31, 2006).
(e)	Reflects an increase in the provision for minority interests in consolidated joint ventures as a result of the contribution of the nine properties to joint venture entities.
(f)	Reflects an increase in the provision for limited partners’ interest in the Operating Partnership as a result of the contribution of the nine properties to joint venture entities.
Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2007
(a)	Reflects the Company’s historical operations for the nine months ended September 30, 2007 (unaudited), as previously filed.
(b)	Reflects the acquisitions of Fairview Commons (January 2007), Oakland Commons (January 2007), Aston Shopping Center (April 2007), Bloomsburg Shopping Center (April 2007, now called Scott Town Center), McConnellsburg Shopping Center (April 2007, now called Ayr Town Center), Wyomissing Shopping Center (April 2007, now called Spring Meadow Shopping Center), Parkway Plaza (April 2007), Grove City Discount Drug Mart Plaza (June 2007), Circle Plaza (July 2007), Hilliard Discount Drug Mart Plaza (September 2007), Yorktowne Plaza (September 2007), Groton Center (September 2007), West Bridgewater (September 2007), Carman’s Plaza (September 2007) and Kings Plaza (October 2007, as of September 2007).
(c)	The Company accounts for real estate acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the in-place leases applicable to properties acquired in the latter half of September 2007. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change; in addition, no adjustment has been reflected for the amortization of acquired lease intangibles.
(d)	Reflects the interest savings on the net proceeds received in connection with the joint venture transactions, used by the Company to reduce the outstanding balance under its secured revolving credit facility (a weighted average interest rate of 6.48% for the nine months ended September 30, 2007).
(e)	Reflects an increase in the provision for minority interests in consolidated joint ventures as a result of the contribution of the nine properties to joint venture entities.
(f)	Reflects an increase in the provision for limited partners’ interest in the Operating Partnership as a result of the contribution of the nine properties to joint venture entities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ LAWRENCE E. KREIDER, JR.
Lawrence E. Kreider, Jr.
Chief Financial Officer
(Principal financial officer)
Dated: February 20, 2008